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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1998

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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      FORM 8-K/A

                                  (AMENDMENT NO. 1)

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported):  June 22, 1998

                                   DSP GROUP, INC.

                (Exact Name of Registrant as Specified in Its Charter)

                                       DELAWARE

                    (State or Other Jurisdiction of Incorporation)

                 0-23006                                94-2683643
        (Commission File Number)           (I.R.S. Employer Identification No.)

  3120 SCOTT BOULEVARD, SANTA CLARA, CA                    95054
(Address of Principal Executive Offices)                (Zip Code)

                                     408/986-4300
                 (Registrant's Telephone Number, Including Area Code)

                                   With a copy to:
                                Bruce Alan Mann, Esq.
                               Morrison & Foerster LLP
                                  425 Market Street
                               San Francisco, CA 94105

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On June 11, 1998, the Board of Directors of DSP Group, Inc. (the "Company") approved a resolution to replace Almagor & Co. ("Almagor") and appoint Kost Levary & Forer ("Kost"), a member of Ernst & Young International, as independent auditors of DSP Semiconductors, Ltd. ("DSP Semi"), a wholly-owned subsidiary of the Company for the fiscal year ending December 31, 1998, effective as of July 1, 1998. The Board of Directors believed it to be in the best interests of the Company to facilitate the audit of its consolidated companies, due to the recent restructuring in the Company's sales and operations activities, by appointing an accounting firm for DSP Semi that is a member firm of Ernst & Young International.

          On June 22, 1998, the Company's management notified Almagor of its replacement. On June 22, 1998, the Company engaged Kost as the independent auditors for DSP Semi. Prior to such date, the Company had not engaged Kost in any consultation.

          In connection with the audit of DSP Semi's financial statements for the fiscal year ended December 31, 1997, and for the review performed during the period of January 1, 1998 through June 22, 1998, there were no disagreements with Almagor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Almagor, would have caused them to make reference to the subject matter of the disagreements in their report. Almagor's report on DSP Semi's financial statements for the fiscal year ended December 31, 1997 does not contain an adverse opinion or disclaimer of opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

          A letter from Almagor addressed to the Securities and Exchange Commission stating that Almagor agrees with the Company's response to this Item is filed as an Exhibit hereto.

Item 7.   EXHIBITS

Exhibit No.              Description
-----------              -----------
16.1                     Letter from Almagor & Co.

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DSP GROUP, INC.




Date:     August 27, 1998     By:  /s/ ELIYAHU AYALON
                                   ----------------------------------
                                   Eliyahu Ayalon
                                   President, Chief Executive Officer
                                   and Director

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